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                                                                   EXHIBIT 10.47

    AGREEMENT BETWEEN INTELEFILM CORPORATION, F/K/A CHILDREN'S BROADCASTING
                     CORPORATIONAND LAWFINANCE GROUP, INC.

                  This Agreement is made and entered into as of December 14, 2001 by and between: INTELEFILM CORPORATION, FORMERLY KNOWN AS CHILDREN'S BROADCASTING CORPORATION, c/o Mr. Mark A. Cohn, CEO, 6385 Old Shady Oak Road, Eden Prairie, Minnesota, 55344 (hereafter, "SELLER"); and LAWFINANCE GROUP, INC., a California corporation, 1000 Sansome Street, Suite 250, San Francisco, California 94111 (hereafter "PURCHASER").

    THE PARTIES AGREE, AS FOLLOWS:

1. DEFINITIONS. The following definitions shall apply to terms used in this Agreement:

         1.1. "ADVERSE PARTY" - refers, individually or collectively, to THE WALT DISNEY COMPANY, and ABC RADIO NETWORKS, INC., and any other or later added party(ies) in the Litigation, whose interests are or may become adverse to SELLER.

         1.2. "AGREEMENT" - refers to this agreement, all documents described herein as Exhibits and documents referred herein as part of this agreement.

         1.3. "APPEAL" - refers to the appeal of the Lawsuit recently resolved in the UNITED STATES COURT OF APPEALS FOR THE EIGHTH CIRCUIT and any further appeals related thereto.

         1.4. "ASSIGNED PORTION" - refers to the sum of One Million Dollars ($1,000,000.00), (U.S.).

         1.5. "ASSIGNMENT" - refers to the document entitled Assignment of Litigation Proceeds/Acknowledgement of Assignment, attached hereto as Assignment, Exhibit 2 and incorporated herein by this reference, and all those other or related documents evidencing and acknowledging assignment of an interest in the Judgment to PURCHASER executed by SELLER and SELLER'S successors and assigns.

         1.6. "ATTORNEY" - refers to Judite Fluger, General Counsel, Intelefilm Corporation, f/k/a Children's Broadcasting Corporation, 6385 Old Shady Oak Road, Eden Prairie, Minnesota, 55344, Tel. No. (952) 925-8848/ Fax No. (952) 925-8875, and
                  such other attorneys as may be consulted or engaged by SELLER in connection with the Appeal and the Litigation.

         1.7. "CLOSING DATE" - refers to that date on which the PURCHASER remits the Purchase Price to SELLER.

         1.8. "COURT" - refers to the UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA.

         1.9. "DISCOUNT" - refers to Fifty percent (50%), which is the percentage by which the Assigned Portion has been reduced to establish the Purchase Price

         1.10. "JUDGMENT" - refers to: (i) the judgment for the SELLER as to liability to be re-entered by the Court after re-trial of damages, only in the Lawsuit, or settlement arrangement; (ii) any later amended, modified, augmented, supplemental or other judgment and judgment on appeal; and (iii) any and all rights of SELLER and their successors and assigns to Proceeds, as defined below, from the Litigation, as defined below.

         1.11. "JUDGMENT AMOUNT ASSIGNED" - refers to the Assigned Portion plus the interest accruing on the Judgment, allocable to the Assigned Portion, commencing on the Closing Date January 3, 2002, Provided, however, if




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                  the Judgment is set aside and remanded for Further
                  Proceedings, and if interest is ultimately awarded as to any claim for the period on or after the Closing Date ("Accrual Period"), the "Judgment Amount Assigned" shall be the Assigned Portion plus the portion of the interest awarded or later accruing that is allocable to the Assigned Portion for the Accrual Period. In addition, should SELLER, or either of them, be in default or breach of this Agreement, there shall be added to the Judgment Amount Assigned, all expenses, costs (including reasonable attorneys fees), and the amount of all damages sustained by PURCHASER on account of any such default or breach.

         1.12. "JUDGMENT COLLATERAL" - refers to: (i) the bond or other undertaking lodged with the Court to secure payment of the Judgment; (ii) any other bond or other undertaking, serving as collateral for the Judgment (including all interest, income or proceeds accruing or paid thereon); and (iii) any additional or substitute security, guaranty, bond, surety, segregated account or other undertaking given on account of the Judgment.

         1.13. "JUDGMENT DEBTOR(S)" - refers to the Adverse Party and any affiliate, successor, surety or guarantor, as may assume or be bound by the Judgment or other obligations to SELLER arising out of the Litigation.

         1.14. "LAWSUIT" - refers to the case of Children's Broadcasting Corporation v. The Walt Disney Company, et al., Civil Action No. 3-96-907 DDA/FLN.

         1.15. "LITIGATION" - refers to the (i) Lawsuit; (ii) all appellate proceedings, proceedings on remand re-trial proceedings, enforcement, ancillary, parallel or alternate dispute resolution proceedings and processes arising out of or related to the Lawsuit; (iii) any other proceedings founded on the underlying facts giving rise to the Lawsuit, in which SELLER or SELLER'S successor in interest is a party; and (iv) all arrangements made with SELLER by or among any Adverse Party having the effect of resolving any of SELLER'S claims against any Adverse Party.

         1.16. "LITIGATION PROCEEDS" - refers to all Proceeds of the Litigation.

         1.17. "PURCHASE PRICE" - refers to the sum of Five Hundred Thousand Dollars ($500,000.00), (U.S.).

         1.18. "PROCEEDS" - refers to cash, negotiable instruments, contract rights, annuities, and any other rights to payment of cash and transfer of things of value or other property.

         1.19. "RECEIPT" - refers to the SELLER'S Acknowledgment of Receipt of Purchase Price, the form of which is attached hereto as Receipt, Exhibit 3, and incorporated herein by this reference.

         1.20. "SELLER'S LITIGATION PROCEEDS" - refers to all of SELLER'S legal and/or equitable rights, title and interest in and to the Litigation Proceeds thereof, whether in the nature of ownership, lien, security interest or otherwise, on account of Clients' claims against the Adverse Party, Attorney's fees and costs, or any other agreement with one or more SELLER.

2. UNDERLYING FACTS. SELLER represents and acknowledges the following underlying facts as true and correct and on which PURCHASER has placed material reliance in entering and which form the factual foundation for this Agreement:

         2.1.     SELLER is a party to the Lawsuit.

         2.2. SELLER obtained a jury verdict against the Adverse Party(ies) in the Lawsuit. The jury verdict was set aside by the trial judge, who entered a judgment in favor of the Adverse Party(ies) and, in the alternative, ordered a new trial. SELLER appealed the trial judge's order. The Court of Appeals reversed the trial judge's order, affirmed the verdict as to liability of Adverse Party(ies) and remanded the Lawsuit to the Court for a re-trial as to damages, only.

         2.3.     The following documents in the Lawsuit, provided to PURCHASER,
                  (i) are complete, accurate and genuine, (ii) remain in full force and effect as of the date hereof, and to the best of SELLER'S knowledge after due



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                  inquiry to Attorney, have not been and (except as to issues that may be raised on appeal), are not currently proposed by any party to be modified or superseded (unless copy of the modifying, superceding or amended document(s) or written notice thereof have been provided to PURCHASER):

                  2.3.1. Reference Documents Exhibit, the Judgment and Bond, Undertaking or other Judgment collateral, if any;

                  2.3.2. The Appellate Briefs, Notice(s) of Appeal and other documents filed in the Appellate Court;

                  2.3.3. If all briefs have not been filed; all trial briefs and related points and authorities filed in the Lawsuit; the verdict, all post-trial motion papers and rulings, if any;

                  2.3.4. All other papers and documents supplied by Attorney with respect to the Appeal and the Lawsuit.

         2.4. ATTORNEY IS SELLER'S GENERAL COUNSEL. SELLER HEREBY IRREVOCABLY INSTRUCTS ATTORNEY AND ALL OTHER ATTORNEYS HEREAFTER ENGAGED BY SELLER IN THE LITIGATION TO DO THE
                  FOLLOWING: (I) PROVIDE ALL DOCUMENTS REQUESTED BY PURCHASER RELATING TO THE APPEAL, THE LITIGATION, SETTLEMENT OF THE LITIGATION, SELLER'S ATTORNEY'S, OR OTHER PERSONS' INTEREST IN OR CLAIM AGAINST THE JUDGMENT AND THE SUBJECT MATTER OF THIS AGREEMENT; (II) WHEN REQUESTED BY PURCHASER, TO PROVIDE FACTUAL INFORMATION WITHIN THE KNOWLEDGE OF ATTORNEY; AND
                  (III) TO PERFORM ALL THOSE ACTION(S) TO BE TAKEN BY ATTORNEY, AS AGENT OF SELLER, PROVIDED FOR IN THIS AGREEMENT. PROVIDED, HOWEVER, NOTHING IN THIS AGREEMENT SHALL: A) REQUIRE THE DISSEMINATION OF INFORMATION TO PURCHASER OR OTHER PERSONS, WHICH IS SUBJECT TO ATTORNEY-CLIENT OR OTHER EVIDENTIARY PRIVILEGE, UNLESS IT IS DONE IN A MANNER THAT DOES NOT CONSTITUTE A WAIVER OF THE APPLICABLE PRIVILEGE; OR B) GIVE PURCHASER ANY RIGHT TO DIRECT OR CONTROL THE SELLER OR ATTORNEY IN PURSUING OR SETTLEMENT OF THE LITIGATION. ANY INFORMATION DISCLOSED TO PURCHASER SHALL BE TREATED AS CONFIDENTIAL BY PURCHASER AND MAY BE USED BY PURCHASER SOLELY FOR PURPOSES RELATED TO OR ARISING OUT OF THIS AGREEMENT.

         2.5. The transaction provided for in this agreement involves substantial economic risk to PURCHASER.

3.       PURPOSES.

         3.1. SELLER is in need of funds to provide for SELLER'S obligations and to accomplish SELLER'S current economic objectives. The parties have entered into this Agreement for the underlying purpose of providing SELLER the opportunity to receive cash now on account of the Litigation, without regard to the outcome of the Litigation. PURCHASER acquires partial assignments of civil money judgments and litigation proceeds for cash. Being a purchase, PURCHASER is at risk as to the outcome of the litigation. In arriving at the Purchase Price, the Litigation Proceeds to be purchased under the Agreement have been discounted, taking into account PURCHASER'S risks in buying a portion of the Litigation Proceeds when an appeal has been taken or a re-trial ordered, among other things.

         3.2. PURCHASER has offered to pay SELLER the Purchase Price in exchange for an assignment of the Litigation Proceeds in the amount of the Judgment Amount Assigned. SELLER has accepted PURCHASER'S offer and the parties intend to set forth their contract in this Agreement. The Purchase Price and Judgment Amount Assigned have been agreed to on an arms' length basis.

4. NATURE OF TRANSACTION. The parties recognize and acknowledge that the rights granted PURCHASER will be purchased and an ownership interest will be sold, transferred and assigned by SELLER to PURCHASER. This transaction is not a loan. It is not intended as collateral for any loan. Unless otherwise stated in this Agreement, SELLER has no personal obligation to pay any amount to PURCHASER.

5.       AGREEMENT TO SELL AND BUY/NON-ASSUMPTION BY PURCHASER.


         5.1. Under and subject to the terms and conditions of this Agreement and in exchange for the Purchase Price, SELLER agrees to and, upon remittance of the Purchase Price by PURCHASER, shall, sell, transfer, assign and deliver to PURCHASER, SELLER'S legal and equitable rights, title and interest in and to the SELLER'S



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                  Litigation Proceeds, the Judgment Collateral and all Proceeds
                  and or other rights and property SELLER has the right to recover on account of the Litigation or that arise therefrom in and up to the amount of the Judgment Amount Assigned. PURCHASER agrees to buy all of said rights and interests from SELLER and to pay the Purchase Price under and subject to the terms and conditions of this Agreement.

         5.2. In making this Agreement and purchasing a portion of SELLER'S Litigation Proceeds, PURCHASER is not otherwise acquiring or assuming any responsibility, obligation or liability of SELLER or arising out of any rights or interests of SELLER being purchased including, but not limited to, any duty or obligation to the Judgment Debtor(s), the Client or any obligation or expense with regard to the Litigation, the Appeal or any retrial of the subject matter of the Litigation or issues related thereto (including court costs or sanctions).

         5.3. It is acknowledged and agreed that, this Agreement does not, and shall not be interpreted so as to, affect any rights of SELLER to make such claims against SELLER's Attorney, as may be otherwise permitted by law or rule of professional conduct. Attorney and SELLER having disclosed to PURCHASER the material provisions of their fee agreement with outside counsel, and in reliance thereon by PURCHASER, it is understood that the agreement of SELLER to permit the sale and assignment to PURCHASER a portion of SELLER'S Litigation Proceeds for cash hereunder shall in no way supersede, amend, modify, or otherwise detract from or expand SELLER's rights or obligations under Attorney's existing contract with SELLER for legal representation.

6.       RIGHTS IN PROCEEDS.

         6.1. That portion of the Litigation Proceeds and the rights to the Judgment Collateral and the Litigation assigned to PURCHASER shall be satisfied and paid to PURCHASER in full, on a priority basis, prior to any Proceeds or other consideration paid to or received by SELLER, or any other assignee(s) of SELLER. Neither SELLER nor any other assignee(s) of SELLER shall be entitled to receive any recovery or any rights or interests on account of the Litigation, unless and until the full Judgment Amount Assigned has been received by PURCHASER.

         6.2. PURCHASER'S rights in the Litigation Proceeds and Judgment Collateral shall be satisfied at such time as PURCHASER has received the full Judgment Amount Assigned.

         6.3. The rights of SELLER to recover and receive amounts due under the Judgment and Judgment Collateral and the Litigation, in excess of the Judgment Amount Assigned, are and shall remain the property of SELLER.

         6.4. Notwithstanding Section 6.1, it is understood and acknowledged that the rights purchased by PURCHASER hereunder are subject to: the liens, if any, identified in Rights In Judgment,
                  Exhibit 1.a., or approved in writing by PURCHASER in accordance with the provisions of this Agreement; and the rights of Attorney to costs and attorneys' fees under the presently existing fee agreement between SELLER and outside counsel Attorney, as described in Rights In Judgment, Exhibit 1.d., herein.

7. REPRESENTATIONS. SELLER hereby represents, warrants and agrees with PURCHASER as follows:

         7.1. The documents and information provided by SELLER to PURCHASER, including but not limited to the Funding Application and Reference Documents Exhibits, attached hereto, are accurate and complete and, as of the date hereof, have not been superseded or altered as to legal effect, validity or amount by the Court, stipulation or otherwise. As of the date of this Agreement, no action has been taken and, as of the Closing Date, no action shall have been taken which has the effect of settling or resolving the Litigation or which materially alters or changes the legal validity, effect of or amounts stated in said documents and information or the value of SELLER'S Litigation Proceeds, the Judgment or Judgment Collateral.

         7.2. The representations and warranties of SELLER contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of that date. Notwithstanding any other provision of this Agreement, should the case be settled or decided in whole or in part or all representations or



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                  warranties not be fully true and correct at the time SELLER receives the Purchase Price, the sale shall not close and PURCHASER'S rights under Section 20, below will apply. SELLER shall not be entitled to accept the Purchase Price without first giving written notice to PURCHASER and obtaining PURCHASER'S written consent.

         7.3. Except as set forth in Rights In Judgment, Exhibit 1.c., SELLER has not assigned, transferred or given, as collateral to any party other than PURCHASER, any right or interest of SELLER in the Litigation, the Litigation Proceeds, the Judgment, the Judgment Collateral, or any Proceeds thereof. SELLER shall not: make any assignment or transfer or give, as collateral, any right or beneficial interest of SELLER in the Litigation, the Litigation Proceeds, the Judgment, the Judgment Collateral or any Proceeds thereof or rights therein, or take any other action that could have the effect of impairing or delaying PURCHASER'S receipt of the Judgment Amount Assigned. It is intended and understood that any assignment or transfer of right or beneficial interest in the Litigation, the Litigation Proceeds, the Judgment, the Judgment Collateral, or any Proceeds thereof or rights therein shall be subordinate to and shall not adversely affect any right or interest of PURCHASER in the Litigation, the Litigation Proceeds, the Judgment, the Judgment Collateral or any Proceeds thereof or rights therein. Except as disclosed by SELLER in Rights In Judgment, Exhibit 1, or otherwise agreed to by PURCHASER in writing, all Proceeds to which SELLER is entitled on account of Litigation, the Litigation Proceeds, the Judgment and the Judgment Collateral shall be paid first to PURCHASER, until the full Judgment Amount Assigned has been paid to PURCHASER.

         7.4. Except as set forth in Rights In Judgment, Exhibit 1.a., there are no persons who have liens against amounts to which SELLER may be entitled on account of the Litigation. SELLER agrees to refrain from causing or permitting any other liens to be placed against the Judgment, without the prior written consent of PURCHASER, which consent may not be withheld unless a proposed lien materially impairs the rights, value, priority or collectability of the rights assigned to PURCHASER hereunder.

         7.5. Except as set forth in Rights In Judgment, Exhibit 1.c., SELLER is not aware of any asserted or unasserted claims, liens or judgments against the SELLER which would materially impair the rights, value, priority or collectability of the rights assigned to PURCHASER hereunder.

         7.6. SELLER has the power, authority, right and competence to enter into this Agreement, and does so willingly and freely. All approvals, actions and consents required to authorize SELLER to enter into this Agreement have been obtained and taken and, upon execution by SELLER, this Agreement and all documents contemplated to be signed by SELLER herein shall be valid and binding obligations and undertakings of SELLER. Entering into this Agreement and carrying out the actions provided for in this Agreement and the Exhibits will not cause SELLER to be in breach or violation of any other agreement or legal obligation to which SELLER is a party or subject.

         7.7. SELLER shall use best efforts and exercise good faith to pursue SELLER'S rights in the Litigation; to bring the Litigation to good faith settlement or final judgment; and to enforce collection of all money and other Proceeds due on account of the Litigation, including any settlement with Judgment Debtor(s).

         7.8. SELLER has not and shall not, directly or indirectly, delay, seek to prevent, impair, or frustrate the rights granted to PURCHASER under this Agreement, or payment of the Judgment Amount Assigned to PURCHASER, in any way.

         7.9.     SELLER shall vigorously:

                  7.9.1.   Omitted.

                  7.9.2. Pursue SELLER'S underlying claims in the Litigation, unless advised by Attorney that pursuit of such claims would be fruitless or not economically feasible, in light of the likely cost and risks in doing so.

                  7.9.3. Pursue collection of the Judgment and promptly exercise collection rights against the Judgment Collateral.
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         7.10.    SELLER shall notify PURCHASER and keep PURCHASER advised
                  regarding: the name(s), address(es), telephone and fax numbers of SELLER and of all legal counsel engaged to represent SELLER in the Litigation; and the nature and scope of representation of all such legal counsel and any change therein.

         7.11. SELLER shall give PURCHASER prompt written notice of any material change in any of the information contained in the representations and warranties or Exhibits to this Agreement.

8. LITIGATION DOCUMENTATION. Unless otherwise requested in writing by PURCHASER and subject to Section 2.4, SELLER shall, and SELLER hereby instructs Attorney, as SELLER'S agent, to promptly provide and continue to provide PURCHASER with:

         8.1. All future Court documents, including but not limited to any Notices, Orders, Briefs, Verdicts, or Judgments, presented to any party to the Litigation or filed with any court.

         8.2. All future correspondence, written proposals or agreements, and notice of any oral proposals or agreements between SELLER and Judgment Debtor(s) relating to the Litigation, the Judgment Collateral, settlement, alternative dispute resolution procedures, or collection and payment of the Judgment or the Litigation.

         8.3. Any proposed assignment by SELLER of any interest in the Judgment, Judgment Collateral or rights in the Litigation, and written notice of any other similar proposed action on the part of SELLER. Unless waived in writing by PURCHASER, such proposed assignment or notice shall be provided to PURCHASER not less than 7 days prior to SELLER making the proposed assignment or taking the proposed action.

         8.4. Notice of and documents relating to payment or receipt of any money, consideration or other Proceeds by SELLER or Attorney on account of the Judgment, the Judgment Collateral or the Litigation, settlement or payment of the Judgment, and all accountings of the application of said money or other things of value received.

         8.5. Information requested by PURCHASER relating to the status of , the Litigation, settlement, alternative dispute resolution proceedings and any efforts to enforce the Judgment.

9. ASSIGNMENT OF LITIGATION PROCEEDS. It is understood and agreed that the Assignment evidences the transfer of the Judgment Amount Assigned and PURCHASER'S right to receive payment hereunder and shall remain in full force and effect until the entire Judgment Amount Assigned has been received by PURCHASER. Upon PURCHASER'S remittance of the Purchase Price to SELLER, PURCHASER shall be the sole and absolute owner of the first except as provided for in6.4 above Litigation Proceeds which SELLER is entitled to collect or receive on account of the Judgment, the Judgment Collateral and the Litigation, up to the full Judgment Amount Assigned, whether by way of enforcement of the Judgment, compromise and settlement of SELLER'S rights arising out of the Judgment and Litigation, or otherwise. As collateral for and to secure SELLER'S representations, warranties, undertaking and agreements made or given under this Agreement, SELLER hereby grants PURCHASER a security interest in all of SELLER'S Litigation Proceeds and interests in the Judgment, the Judgment Collateral and the Litigation not otherwise assigned and transferred to PURCHASER under this Agreement (the "Collateral"). This shall constitute a security agreement between SELLER and PURCHASER for that purpose. It shall not in any way affect or impair any rights or fee lien of Attorney in and to the Judgment, the Judgment Collateral, or the Litigation, absent an express written agreement with Attorney to the contrary. SELLER shall execute, and PURCHASER may file, one or more UCC-1 Financing Statement Forms for the purpose of perfecting PURCHASER'S security interest in the Collateral, and as notice to third parties that SELLER has conveyed an interest in the SELLER'S Litigation Proceeds.

10. ACKNOWLEDGMENT/ASSIGNMENT OF LITIGATION PROCEEDS. It is understood and agreed that the Assignment is intended to serve as evidence and notice of the Assignment. Upon PURCHASER'S remittance of the Purchase Price, PURCHASER is fully authorized to and shall insert the Closing Date on the Assignment. The Assignment may be filed by PURCHASER with the Court, on or after the Closing Date, pursuant to the provisions of applicable laws, court rules or local custom, and served upon such persons as may be deemed necessary by PURCHASER to perfect and give effect to PURCHASER'S ownership of and right to receive the Judgment Amount Assigned.
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11.      ACKNOWLEDGMENT OF RECEIPT OF PURCHASE PRICE. The Acknowledgment of
         Receipt of Purchase Price (hereafter the "Receipt") is attached hereto as Receipt, Exhibit 3 and incorporated herein by this reference. Seller agrees to deliver the signed and dated Receipt to Purchaser immediately upon SELLER'S receipt of the Purchase Price.

12. BREACH. SELLER understands and acknowledges that PURCHASER is relying on all of SELLER'S agreements, representations and warranties in entering into this Agreement and in purchasing the Judgment Amount Assigned. The parties agree that, if SELLER breaches any material part of this Agreement or if any of SELLER'S representations or warranties fail to be correct in any respect, SELLER will be in breach of this Agreement.

         12.1. If SELLER breaches any material part of this Agreement, and SELLER fails to cure said breach within seven (7) days of PURCHASER'S notice to SELLER of such breach, PURCHASER is granted the right to immediately recover from the SELLER all amounts due under this Agreement and the Judgment Amount Assigned. This right of PURCHASER is in addition to any other rights to which PURCHASER is entitled by law because of any breach by SELLER, including PURCHASER'S rights in and to Collateral given by SELLER. Any breach or failure of the representations and warranties of Section 7.2, above, shall not be subject to cure and SELLER shall have no rights to receive any payment absent the expressed written approval of PURCHASER.

         12.2. Should SELLER fail to adhere to the representations and warranties set forth in Section 7.9, above, or if Attorney dies, becomes incompetent or otherwise abandons the SELLER and Attorney or any other SELLER'S lawyer (including the members of Attorney's firm, if any) ceases or is otherwise unable to represent SELLER in connection with the Litigation, then PURCHASER is fully authorized and permitted, but not obligated, on behalf of SELLER and PURCHASER and subject always to the rights and informed consent of the SELLER to engage a new Attorney, to prosecute, enforce and resolve the rights of SELLER and PURCHASER in furtherance of the Litigation, to the fullest extent as if done by the SELLER. SELLER hereby appoints PURCHASER as SELLER'S attorney-in-fact, in the event of such default or breach under this sub-section, to do all things and take all actions in its own name and as attorney-in-fact for SELLER to pursue such actions and to engage such legal counsel for the account of SELLER and PURCHASER, subject always to the rights and informed consent of the SELLER, as PURCHASER shall, in its good faith judgment, deem to be in the best interests of the PURCHASER, SELLER and Attorney. In such event, any amounts recovered on account of the SELLER'S interests in the SELLER'S Litigation Proceeds, shall be applied except as provided for in 6.4 above: (i) first, to recoup all fees and expenses incurred in exercise of said authority (including attorneys fees and costs); (ii) next, to PURCHASER on account of the Judgment Amount Assigned;
                  (iii) the balance to SELLER, as SELLER'S interests may appear and as SELLER may direct.

13.      INDEMNIFICATION.

         13.1. PURCHASER agrees to indemnify, defend and hold SELLER harmless from and against any and all losses, costs, damages, claims and expenses (including reasonable attorneys' fees) which SELLER may sustain at anytime by reason of: (a) any debt, liability or obligation incurred by PURCHASER, (b) any liability or obligation of any kind for prosecution or defense thereof, or (c) the breach of, inaccuracy of, or failure to comply with, or the existence of any facts resulting in the inaccuracy of, any of the warranties, representations, or covenants of PURCHASER contained in this Agreement or in any Exhibits or documents delivered pursuant hereto or in connection with the subject matter of this Agreement.

         13.2. SELLER agrees to indemnify, defend and hold PURCHASER harmless from and against any and all losses, costs, damages, claims and expenses (including reasonable attorneys' fees) which PURCHASER may sustain at anytime by reason of: (a) any debt, liability or obligation incurred by SELLER, (b) any liability or obligation of any kind for prosecution or defense of such debt, liability or obligation incurred by SELLER, and (c) the breach of, inaccuracy of, or failure to comply with, or the existence of any facts resulting in the inaccuracy of, any of the warranties, representations, or covenants of SELLER contained in this Agreement or in any Exhibits or documents delivered pursuant hereto or in connection with the subject matter of this Agreement.

         13.3. Any party who receives notice of a claim for which it will seek indemnification ("Indemnified Party") hereunder shall promptly notify the party from which the Indemnified Party will see indemnification ("Indemnifying Party") of such claim in writing. The Indemnifying Party shall have the right to assume the defense of such action at its cost with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall have the right to participate in such defense with its own counsel at its cost.

14.      ATTORNEY - CLIENT RELATIONSHIP.

         14.1. NOTHING IN THIS AGREEMENT IS INTENDED TO REQUIRE ACTION THAT MAY IMPAIR THE ATTORNEY-CLIENT PRIVILEGE, OR OTHER EVIDENTIARY PRIVILEGE AS MAY EXIST IN FAVOR OF SELLER IN CONNECTION WITH THE LITIGATION. THIS AGREEMENT SHALL NOT BE INTERPRETED OR ENFORCED IN A MANNER THAT WOULD HAVE THE EFFECT OF LOSS OF ANY SUCH PRIVILEGE. IF REDACTING PORTIONS OF ANY WRITING, REQUIRED TO BE GIVEN PURCHASER IN THIS AGREEMENT, WOULD AVOID WAIVER OR LOSS OF ANY SUCH PRIVILEGE: THE WRITING SHALL BE REDACTED BY ATTORNEY SO AS TO AVOID WAIVER OR LOSS OF PRIVILEGE AND PROVIDED TO PURCHASER. PURCHASER SHALL BE NOTIFIED THAT THE WRITING WAS REDACTED FOR THAT PURPOSE AND SHALL BE ADVISED OF THE GENERAL SUBJECT MATTER OF THE REDACTED MATERIAL. FURTHER, NOTHING IN THIS AGREEMENT IS INTENDED TO PREVENT OR IMPAIR SELLER'S AND ATTORNEY'S ABILITY TO VIGOROUSLY CONDUCT THE LITIGATION IN SUCH MANNER AS THEY DEEM IN GOOD FAITH AND IN THEIR SOLE DISCRETION WILL BENEFIT SELLER, WITHOUT INTERFERENCE FROM PURCHASER. PROVIDED, HOWEVER, NOTHING SHALL BE INTERPRETED AS RESTRICTING PURCHASER'S EXERCISE OF ITS DISCRETION IN ANALYSIS OF THE RESULTS OF ITS DUE DILIGENCE UNDER SECTION 16, BELOW, OR ENFORCEMENT OF PURCHASER'S RIGHTS UNDER THIS AGREEMENT AND THE ASSIGNMENT, IN THE EVENT OF A BREACH OF THE TERMS OF THIS AGREEMENT.

         14.2. Should a dispute arise at anytime between SELLER and Attorney regarding payment or application of any sums recovered on the Judgment, which dispute may delay, reduce or otherwise affect payment or retention of the Judgment Amount Assigned to PURCHASER, SELLER shall promptly notify PURCHASER in writing and shall nevertheless immediately pay, on a pro rata basis, any undisputed portion of the sums recovered. The Notice shall state the facts of the dispute in order that PURCHASER may fully assert its rights. In order to allow PURCHASER to become fully aware of the dispute, SELLER hereby authorizes Attorney to provide PURCHASER all facts and information related to the dispute. Notwithstanding any other provisions of this Agreement, including Section 14.1, above, SELLER expressly waives attorney-client privilege as to information requested by PURCHASER under these limited circumstances and for this limited purpose. Should the dispute delay payment of any amount otherwise due or payable to PURCHASER, all amounts due or payable to PURCHASER shall begin to bear interest at the rate of 18% per annum, or such lesser rate as shall be the maximum rate permitted by applicable law, from the date any amounts are paid or payable by the Adverse Party until said sums due or payable to PURCHASER have been paid in full.

15. COOPERATION. SELLER will, and will so instruct Attorney to, keep PURCHASER fully advised about and will cooperate and consult with PURCHASER in connection with any and all matters relating to the Litigation including, but not limited to, matters with regard to SELLER'S and Attorney's legal positions, briefs and oral arguments, settlement negotiations, alternate dispute resolution proceedings, and engagement of counsel.

16. CONTINGENCIES. This Agreement is expressly conditioned upon PURCHASER conducting and completing its due diligence with regard to the subject matter of this Agreement and providing SELLER with PURCHASER'S written approval of its intent to complete the purchase. PURCHASER'S approval and intention to complete the purchase shall be determined in PURCHASER'S sole and absolute discretion. PURCHASER shall have 30 days from the receipt of all documents and Exhibits, properly signed and witnessed, to provide SELLER and Attorney with written approval of its intention to complete the purchase.

17. PURCHASER'S DUE DILIGENCE/SELLER'S REIMBURSEMENT. SELLER UNDERSTANDS THAT PURCHASER WILL INCUR COSTS AND EXPENSES IN CONNECTION WITH THE CLOSING OF THE TRANSACTION AND WITH THE COMPLETION OF PURCHASER'S DUE DILIGENCE REFERRED TO HEREIN ABOVE. IT IS UNDERSTOOD THAT UPON RECEIPT OF THE SIGNED AGREEMENT, PURCHASER WILL INCUR EXPENSES FOR A CREDIT AND LIABILITIES INVESTIGATION AND REPORT. IT IS FURTHER UNDERSTOOD THAT UPON RECEIPT OF THE SIGNED AGREEMENT, PURCHASER WILL ENGAGE AN ATTORNEY, FOR THE PURPOSE OF REVIEWING THE LAWSUIT AND ADVISING PURCHASER AS PART OF PURCHASER'S DUE DILIGENCE. SHOULD PURCHASER BE SATISFIED WITH THE RESULTS OF PURCHASER'S DUE DILIGENCE AND NOTIFY SELLER IT INTENDS TO CONCLUDE THE

         ASSIGNMENT, AS AGREED SELLER WILL REIMBURSE PURCHASER THE SUM OF $5,000.00 OR 1% OF THE PURCHASE PRICE, WHICHEVER IS GREATER, ON ACCOUNT OF THE PURCHASER'S DUE DILIGENCE, AND CLOSING COSTS AND EXPENSES. PURCHASER SHALL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO DEDUCT FROM THE PURCHASE PRICE THE AMOUNT TO WHICH PURCHASER IS ENTITLED TO PAYMENT OR REIMBURSEMENT FROM SELLER. IT IS ACKNOWLEDGED THAT ANY ANALYSIS OR OPINION RECEIVED BY PURCHASER FROM LEGAL COUNSEL ENGAGED TO REVIEW AND EVALUATE THE LITIGATION: (I) IS LEGAL ADVICE RENDERED SOLELY FOR PURCHASER'S BENEFIT IN COMPLETING ITS DUE DILIGENCE; (II) IS SUBJECT TO CERTAIN PRIVILEGES IN FAVOR OF PURCHASER AND SAID ATTORNEY; (III) AND IN NO WAY CONSTITUTES LEGAL ADVICE TO, NOR MAY IT BE RELIED UPON BY SELLER OR ATTORNEY, SHOULD INFORMATION RELATING TO SAID ATTORNEYS' ADVICE BE MADE AVAILABLE TO SELLER OR ATTORNEY, ABSENT PRIOR WRITTEN CONSENT FROM THE INDIVIDUAL ATTORNEY ENGAGED BY PURCHASER.

18. DELIVERY BY PURCHASER/CLOSING. PURCHASER shall pay SELLER the Purchase Price (less any amounts deductible therefrom) within ten (10) business days after it has completed its due diligence and approved of and expressed its intention, in writing, to complete the purchase. Except as hereafter provided, upon PURCHASER'S tender of the Purchase Price to
         SELLER: the PURCHASER'S rights in the SELLER'S Litigation Proceeds, the Judgment Proceeds, the Judgment Amount Assigned, and the Litigation, and all of PURCHASER'S rights, as provided for in this Agreement, shall be fully vested; SELLER'S assignment shall be absolute and irrevocable by SELLER; and PURCHASER shall be entitled to file with the Court and serve the Exhibit(s) evidencing SELLER'S Assignment and the form UCC-1 giving effect to the parties agreements hereunder.

19.      MISCELLANEOUS.

         19.1. Entire Agreement. This Agreement, including the Exhibits hereto, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them. No party hereto shall be bound by any term, condition, warranty or representation other than as expressly provided for in this Agreement, or as may be on a date on or after to the date hereof duly set forth in writing signed by the party hereto which is to be bound thereby. This Agreement shall not be changed, modified or amended except by a writing dated and signed by the party to be charged.

         19.2. Governing Law. This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of California, without giving effect to principles of conflicts of laws.

         19.3. Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         19.4. Benefits of Parties. This Agreement shall be binding upon, and inure to the benefit of the parties hereto, individually and to each and all their agents, attorneys, beneficiaries, representatives and its respective successors, spouses, heirs, legal representatives and assigns. No assignments by any party shall relieve the assigning party from any obligation, duty, representation, warranty or agreement absent an express written release given by the non-assigning party.

         19.5. Headings Singular/Plural. The headings in the section of this Agreement are inserted for convenience or reference only and shall not constitute a part hereof. Where context so permits, the singular form of a word shall include the plural and the plural form shall include the singular.

         19.6. Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and, unless otherwise specifically provided for herein, shall be deemed to have been given upon transmission by telecopy, with receipt confirmed, upon hand delivery or delivery by air freight or courier service, or three (3) days after the time when deposited with the United States Postal Service, enclosed in a registered, certified or other postage-paid envelope, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice:

                          IF TO SELLER:                                        IF TO PURCHASER:
                          --------------                                       ----------------
                          Intelefilm Corporation, f/k/a Children's             LawFinance Group, Inc.
                          Broadcasting Corporation
                          c/o Mr. Mark A. Cohn, CEO                            1000 Sansome Street, Suite 250
                          6385 Old Shady Oak Road, Suite 290                   San Francisco, CA  94111
                          Eden Prairie, , MN  55344                            Fax: (415) 617-9201/Tel.: (415) 617-9200
                          Fax: (952) 925-8875/Tel.: (952) 925-8848



                  provided, however, that any such change of address shall be effective only upon receipt.

         19.7. Attorney's Fees. In the event that any action or proceeding is brought to enforce or interpret any provision, covenant or condition contained in the Agreement on the part of PURCHASER or SELLER, the prevailing party in such action or proceeding shall be entitled to recover from the party not prevailing its expenses therein, including reasonable attorneys' fees and allowable costs.

         19.8. Disputes Between The Parties. At the request of any party, any dispute between the parties arising out of the transaction provided for in this Agreement, and the Exhibits to this Agreement, shall be submitted to final and binding arbitration in Minneapolis, Minnesota, by a three (3) member panel, under the Commercial Arbitration Rules of the American Arbitration Association then in effect. The Association shall be requested to provide a panel of prospective arbitrators consisting of persons experienced in business law matters. Prior to appointment of the arbitrator, either party may commence judicial proceedings, in either the state or federal court having jurisdiction over the party against whom relief is sought, to obtain preliminary relief, including injunctive relief, for the purposes of: (i) enforcement of this arbitration provision; (ii) obtaining appointment of arbitrator(s); (iii) preserving the status quo; (iv) preventing the disbursement by any person of disputed funds; and (v) preserving and protecting the rights of either party pending the outcome of the arbitration. Any party may have judgment entered on the arbitration award. Section 19.7, above, shall apply to any arbitration or court proceeding between the parties.

         19.9. Further Assurances. Each party agrees to execute and file or caused to be filed such other or further documents as may be requested by the other party to give effect to the purposes of the Agreement. Such further documents shall include, but not be limited to: (i) documents intended to perfect PURCHASER'S ownership of and power to exercise the rights herein granted by SELLER; (ii) if the Judgment is modified, vacated and there are further proceedings, a replacement Assignment in order to give effect to PURCHASER'S rights in and to the Litigation Proceeds, the Judgment Collateral, Judgment and this Agreement.

20. RESOLUTION OF LITIGATION PRIOR TO CLOSING. In the event the Appeal is resolved, whether by settlement, judicial decision, or otherwise, on or before Closing Date, PURCHASER'S obligation to purchase and SELLER'S obligation to sell under this Agreement shall cease. In such event, SELLER shall pay PURCHASER out of any proceeds of the Litigation the sum of $5,000.00, on account of PURCHASER'S administrative and due diligence activities and expenses incurred by PURCHASER in connection with this Agreement.

21. THE PARTIES EACH ACKNOWLEDGE AND AGREE THAT: (I) THIS AGREEMENT HAS BEEN ENTERED INTO VOLUNTARILY AND FREELY; AND (II) THE PURCHASE PRICE HAS BEEN DETERMINED AT ARM'S LENGTH AND IS REASONABLE IN LIGHT OF THE RISKS ASSUMED BY PURCHASER.

22. SELLER ACKNOWLEDGES THAT SELLER HAS READ THIS AGREEMENT, INCLUDING ALL OF EXHIBITS ATTACHED HERETO. SELLER IS AWARE THAT THIS AGREEMENT AFFECTS SELLER'S LEGAL RIGHTS. PRIOR TO SIGNING THIS AGREEMENT, SELLER HAS CONSULTED WITH ATTORNEY AND/OR OTHER LEGAL COUNSEL, CONCERNING THIS TRANSACTION. ATTORNEY HAS REVIEWED THE TERMS AND CONDITIONS OF THE ENTIRE AGREEMENT. SELLER UNDERSTANDS THE MEANING AND EFFECT OF THE TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT. SELLER HAS RECEIVED NO LEGAL ADVICE WITH RESPECT TO THIS AGREEMENT OR THE LITIGATION FROM PURCHASER OR ANYONE ASSOCIATED WITH PURCHASER.

SELLER'S INITIALS:    /S/ MAC       ATTORNEY'S INITIALS:          /S/ JF
                   --------------                         ----------------------


IN WITNESS WHEREOF, the parties have entered into this Agreement at San Francisco, California.


Dated:  Deceber 17,  2001



SELLER:


/s/ Mark A. Cohn
------------------------------------------------------
Intelefilm Corporation, f/k/a Children's Broadcasting Corporation
By: Mark A. Cohn, CEO

                                 ACKNOWLEDGMENT


STATE OF          Minnesota                                   )
         -----------------------------------------------------
COUNTY OF         Hennepin                                    )
          ----------------------------------------------------


On Dec. 17, 2001 before me, Judite P. Fluger, personally appeared Mark A. Cohn personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


         WITNESS my hand and official seal.
                                                    /s/ Judite P. Fluger
                                                --------------------------------
                                                 Notary's Signature


PURCHASER:


Dated:  December 21,  2001
                    ---------

LAWFINANCE GROUP, INC.:

a California corporation


By:   /s/ Michael Blum
   -------------------------------



                                 ACKNOWLEDGMENT


STATE OF California                )
COUNTY OF San Francisco            )


On 12/12/01 before me, Dawn Bui, personally appeared Michael Blum , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


         WITNESS my hand and official seal.
                                                    /s/Dawn Bui
                                                   -----------------------------
                                                       Notary Public